As filed with the Securities and Exchange Commission on August 1, 2017

Registration No. 333-219094

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3

TO

FORM S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

IMMUNE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	2836	52-1841431
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Elliot Maza

Interim Chief Executive Officer

550 Sylvan Avenue

Englewood Cliffs, NJ 07632

Telephone: (201) 608-5101

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Richard A. Friedman, Esq.

Stephen A. Cohen, Esq.

Sheppard, Mullin, Richter & Hampton LLP

30 Rockefeller Plaza, 39th Floor

New York, NY 10112

Telephone: (212) 653-8700

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☑
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided in Section 7(a)(2)(B) of the Securities Act. ☐

EXPLANATORY NOTE

Immune Pharmaceuticals Inc. (the “Registrant”) is filing this Amendment No. 3 (the “Amendment”) to its Registration Statement on Form S-1 (Registration Statement No. 333-219094) (the “Registration Statement”) to re-file Exhibits 5.1 and 23.2. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature page, the Exhibit Index and Exhibits 5.1 and 23.2. The remainder of the Registration Statement is unchanged and therefore has not been included in this amendment.

PART II -INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

See the Exhibit Index included following the signature page of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Englewood Cliffs, State of New Jersey, on August 1, 2017.

IMMUNE PHARMACEUTICALS INC.

By:	/s/ Elliot Maza
Elliot Maza
Interim Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons in the capacities indicated and on the dates indicated:

Signature	Title	Date

/s/ Elliot M. Maza	Interim Chief Executive Officer and Director	August 1, 2017
Elliot M. Maza	(Principal Executive Officer)

/s/ John C. Militello	VP Finance, Controller and Chief Accounting Officer	August 1, 2017
John Militello	(Principal Financial Officer and Principal Accounting Officer)

/s/ Daniel Kazado	Director	August 1, 2017
Daniel Kazado

/s/ Dr. Cameron Durrant	Director	August 1, 2017
Dr. Cameron Durrant

/s/ Dr. Daniel G. Teper	Director	August 1, 2017
Dr. Daniel G. Teper

/s/ John A. Neczesny	Director	August 1, 2017
John A. Neczesny

/s/ Dr. Jeffrey Paley	Director	August 1, 2017
Jeffrey Paley

 EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Third Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 21, 2008)*
3.2	Amendment to the Third Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 9, 2009)*
3.3	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 14, 2010)*
3.4	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2013)*
3.5	Certificate of Designation of Preferences, Rights and Limitations of Series C 8% Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2014)*
3.6	Certificate of Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series C 8% Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2014)*
3.7	Certificate of Designations of Preferences, Rights and Limitations of Series D Redeemable Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2015)*
3.8	Certificate of Amendment to Articles of Incorporation, dated April 12, 2017 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2017)*
3.9	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 18, 2010)*
5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP***
10.1	Securities Purchase Agreement, dated as of April 10, 2017, by and between the Company and EMA Financial, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2017)*
10.2	Convertible Note, dated as of April 10, 2017 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2017)*
10.3	Registration Rights Agreement, dated as of April 10, 2017, by and between the Company and EMA Financial, LLC (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2017)*
10.4	Common Stock Purchase Warrant, dated as of April 10, 2017, by and between the Company and EMA Financial, LLC (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2017)*
10.5	Securities Purchase Agreement, dated as of May 4, 2017, by and between Immune Pharmaceuticals, Inc. and each purchaser identified therein (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2017)*
10.6	Form of Convertible Debenture (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K/A filed with the SEC on May 15, 2017)*
23.1	Consent of BDO USA, LLP*
23.2	Consent of Sheppard, Mullin, Richter & Hampton LLP (included as part of Exhibit 5.1)***

*	Previously filed.
**	Indicates a management contract or compensatory plan or arrangement.
***	Filed herewith.
†	To be filed by amendment.